SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 23, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Membership Interest Contribution Agreement

The information set forth in Item 3.02 hereof relating to the Membership Interest Contribution Agreement dated October 24, 2014 (“Membership Interest Agreement”) by and among Jon S. Wheeler (“Jon Wheeler”) and Wheeler Real Estate Investment Trust, L. P., a Virginia limited partnership of which the Registrant is the sole general partner (“Wheeler REIT”), for the contribution of the membership interests in Wheeler Interests, LLC (“Wheeler Interests”) and WHLR Management, LLC (“WHLR Management”) is incorporated herein by reference. Wheeler Interests wholly owns Wheeler Real Estate, LLC (“Wheeler Real Estate”). The Membership Interest Agreement is attached as an exhibit to this Form 8-K and is incorporated herein by reference. Jon Wheeler is the Registrant’s Chairman and Chief Executive Officer and was the managing member of both Wheeler Interests and WHLR Management.

Tax Protection Agreement

On October 24, 2014 in connection with the contribution of the membership interests of Wheeler Interests and WHLR Management by Jon Wheeler to Wheeler REIT in exchange for an aggregate of 1,516,853 of its common units (“Common Units”) and as described in Item 3.02 hereof, Wheeler REIT entered into a Tax Protection Agreement (“Tax Protection Agreement”) with Jon Wheeler obligating Wheeler REIT to reimburse Mr. Wheeler (or his affiliates that received the Common Units) for tax liabilities resulting from their recognition of income or gain prior to October 25, 2021 in the event that Wheeler REIT takes certain action with respect to the membership interests of Wheeler Interests and WHLR Management the result of which causes such recognition of income or gain. The Tax Protection Agreement is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Employment Agreements

On October 24, 2014, in connection with the execution of the new employment agreements described in Item 5.02 hereof with the Registrant’s executive officers, Jon Wheeler, Steven M. Belote and Robin A. Hanisch (collectively “the Executive Officers”), WHLR Management, a subsidiary of the Registrant, and the Executive Officers mutually terminated their respective prior employment agreements.

WHLR Management Contract

On October 24, 2014 and in connection with the Registrant acquiring the membership interests of WHLR Management, Wheeler Interests and Wheeler Real Estate and thereby becoming an internally-managed REIT as described in Items 1.01 and 3.02 hereof, WHLR Management, Wheeler REIT and the Registrant entered into a Termination Agreement that mutually terminated that certain Management Agreement by and among the Registrant, Wheeler REIT and WHLR Management, dated November 15, 2012 (“WHLR Management Agreement”). Pursuant to the terms of the WHLR Management Agreement, WHLR Management was responsible for identifying targeted real estate investments, handling the disposition of real estate investments the Registrant’s board of directors chose to sell, and administering the Registrant’s day-to-day business operations, including but not limited to, leasing duties, property management, payroll and accounting functions. In return for said services, WHLR Management received an administrative services fee of $800,000 per year plus $20,000 per year for each additional property the Registrant acquired. Jon Wheeler was WHLR Management’s sole member. The Termination Agreement is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See material provided in response to Item 3.02 hereof.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On October 24, 2014, pursuant to the terms of the Membership Interest Agreement, Wheeler REIT exchanged an aggregate of 1,516,853 of its Common Units and cash in lieu of fractional Common Units worth $6,750,000 for Jon Wheeler’s membership interests in Wheeler Interests and WHLR Management, both of which were wholly owned by Mr. Wheeler. The Common Units issued to Jon Wheeler represent, in the aggregate, 42.46% of the Common Units in Wheeler REIT. The Common Units are redeemable for cash equal to the then-current market value of one share of the Registrant’s common stock or, at the Registrant’s option, one share of the Registrant’s common stock, commencing 12 months following the completion of this exchange subject to the 9.8% beneficial or constructive ownership limitation set forth in the Registrant’s charter. Wheeler REIT received all outstanding membership interests in Wheeler Interests and WHLR Management in the transaction. The issuance of the Common Units was exempt from registration pursuant to the exemption provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended. Jon Wheeler is the Registrant’s Chairman and Chief Executive Officer and was the managing member of both Wheeler Interests and WHLR Management.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Employment Agreement of Jon Wheeler

On October 24, 2014, the Registrant entered into an employment agreement with Jon Wheeler (“Wheeler Employment Agreement”) for a period of one year (“Initial Term”), which automatically renews for successive one-year periods (“Renewal Term”), under and subject to the terms therein, unless either party gives sixty (60) days written notice prior to the expiration of the Initial Term or Renewal Term. Under the terms of the Wheeler Employment Agreement, Mr. Wheeler shall be employed as the Registrant’s Chairman and Chief Executive Officer and is required to devote his best efforts and a significant portion of his time to the Registrant’s business and affairs and in return will receive the following:

•	Base compensation of $475,000 per annum; and

•	Reimbursement of reasonable expenses including, but not limited to, cell phone, mileage, toll and travel expenses, as well as costs necessary to enhance Mr. Wheeler’s skills and visibility in the real estate industry.

Under the Wheeler Employment Agreement, if Mr. Wheeler is terminated without “cause” (as defined in the Wheeler Employment Agreement) during the Initial Term or any Renewal Term then, in addition to accrued amounts, Mr. Wheeler shall be entitled to his regular base salary payable in regular periodic installments for a period of twelve (12) months following the date of his termination. If Mr. Wheeler is terminated for “cause” (as defined in the Wheeler Employment Agreement), Mr. Wheeler shall be entitled to receive base salary earned and benefits accrued as of the date of his termination, and the Registrant will have no further obligations to Mr. Wheeler. Mr. Wheeler may resign from his employment at any time upon sixty (60) days’ written notice. Upon such resignation Mr. Wheeler will have no further rights to any compensation or benefits after the sixty (60) day notice period has elapsed.

Additionally, the Wheeler Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Wheeler is required to keep confidential the Registrant’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-compete clause for a duration of twelve (12) months following a resignation or termination for cause (as defined in the Wheeler Employment Agreement).

Employment Agreement of Steven M. Belote

On October 24, 2014, the Registrant entered into an employment agreement with Steven M. Belote (“Belote Employment Agreement”) for a period of one year (“Initial Term”), which automatically renews for successive one-year periods (“Renewal Term”), under and subject to the terms therein, unless either party gives sixty (60) days written notice prior to the expiration of the Initial Term or Renewal Term. Under the terms of the Belote Employment Agreement, Mr. Belote shall be employed as the Registrant’s Chief Financial Officer and is required to devote his best efforts and a significant portion of his time to the Registrant’s business and affairs and in return will receive the following:

•	Base compensation of $265,000 per annum; and

•	Reimbursement of reasonable expenses including, but not limited to, cell phone, mileage, toll and travel expenses, as well as costs necessary to enhance Mr. Belote’s skills and visibility in the real estate industry.

Under the Belote Employment Agreement, if Mr. Belote is terminated without “cause” (as defined in the Belote Employment Agreement) during the Initial Term or any Renewal Term he shall be entitled to his regular base salary payable in regular periodic installments for a period of twelve (12) months following the date of his termination. If Mr. Belote is terminated for “cause” (as defined in the Belote Employment Agreement), Mr. Belote shall be entitled to receive base salary earned and benefits accrued as of the date of his termination, and the Registrant will have no further obligations to Mr. Belote. Mr. Belote may resign from his employment at any time upon sixty (60) days’ written notice. Upon such resignation Mr. Belote will have no further rights to any compensation or benefits after the sixty (60) day notice period has elapsed.

Additionally, the Belote Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Belote is required to keep confidential the Registrant’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-compete clause for a duration of twelve (12) months following a resignation or termination for cause (as defined in the Belote Employment Agreement).

Employment Agreement of Robin Hanisch

On October 24, 2014, the Registrant entered into an employment agreement with Robin Hanisch (“Hanisch Employment Agreement”) for a period of one year (“Initial Term”), which automatically renews for successive one-year periods (“Renewal Term”), under and subject to the terms therein, unless either party gives sixty (60) days written notice prior to the expiration of the Initial Term or Renewal Term. Under the terms of the Hanisch Employment Agreement, Ms. Hanisch shall be employed as the Registrant’s Corporate Secretary and Director of Investor Relations and is required to devote her best efforts and a significant portion of her time to the Registrant’s business and affairs and in return will receive the following:

•	Base compensation of $125,000 per annum; and

•	Reimbursement of reasonable expenses including, but not limited to, cell phone, mileage, toll and travel expenses, as well as costs necessary to enhance Ms. Hansich’s skills and visibility in the real estate industry.

Under the Hanisch Employment Agreement, if Ms. Hanisch is terminated without “cause” (as defined in the Hanisch Employment Agreement) during the Initial Term or any Renewal term she shall be entitled to her regular base salary payable in regular periodic installments for a period of twelve (12) months following the date of her termination. If Ms. Hanisch is terminated for “cause” (as defined in the Hanisch Employment Agreement), Ms. Hanisch shall be entitled to receive base salary earned and benefits accrued as of the date of her termination, and the Registrant will have no further obligations to Ms. Hanisch. Ms. Hanisch may resign from her employment at any time upon sixty (60) days’ written notice. Upon such resignation Ms. Hanisch will have no further rights to any compensation or benefits after the sixty (60) day notice period has elapsed.

Additionally, the Hanisch Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Ms. Hanisch is required to keep confidential the Registrant’s trade secrets that she acquired during the course of her employment. Her employment contract also contains a non-compete clause for a duration of twelve (12) months following a resignation or termination for cause (as defined in the Hanisch Employment Agreement).

The Wheeler Employment Agreement, Belote Employment Agreement and Hanisch Employment Agreement are attached as exhibits to this Form 8-K and are incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

October 23, 2014, the Registrant issued a press release announcing the acquisition of the membership interests of Wheeler Interests, WHLR Management and Wheeler Real Estate.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

The Registrant will file requisite financial information for the acquired businesses no later than 71 calendar days after the initial filing of this Current Report on Form 8-K.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

10.1	Membership Interest Agreement dated October 24, 2014.

10.2	Tax Protection Agreement dated October 24, 2014.

10.3	Wheeler Employment Agreement dated October 24, 2014.

10.4	Belote Employment Agreement dated October 24, 2014.

10.5	Hanisch Employment Agreement dated October 24, 2014.

10.6	Termination Agreement dated October 24, 2014.

99.1	Press release, dated October 23, 2014, announcing the Registrant’s acquisition of the membership interests of Wheeler Interests, WHLR Management and Wheeler Real Estate.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: October 30, 2014

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Membership Interest Agreement dated October 24, 2014.

10.2	Tax Protection Agreement dated October 24, 2014.

10.3	Wheeler Employment Agreement dated October 24, 2014.

10.4	Belote Employment Agreement dated October 24, 2014.

10.5	Hanisch Employment Agreement dated October 24, 2014.

10.6	Termination Agreement dated October 24, 2014.

99.1	Press release, dated October 23, 2014, announcing the Registrant’s acquisition of the membership interests of Wheeler Interests, WHLR Management and Wheeler Real Estate.